                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                TAB PRODUCTS CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            THADDEUS S. JAROSZEWICZ
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:
        ------------------------------------------------------------------------

     (5)  Total fee paid:
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

     (3)  Filing Party:
        ------------------------------------------------------------------------

     (4)  Date Filed:
        ------------------------------------------------------------------------

                           PROXY STATEMENT SUPPLEMENT
                                       OF
                            THADDEUS S. JAROSZEWICZ
                            DATED SEPTEMBER 25, 2001
                            ------------------------

     This Proxy Statement Supplement (the "Supplement") and the enclosed revised BLUE proxy card are being furnished by Thaddeus S. Jaroszewicz to holders of common stock, par value $0.01 per share (the "Shares" or the "Tab Common Stock"), of Tab Products Co., a Delaware corporation ("Tab"), in connection with Mr. Jaroszewicz's solicitation of proxies in connection with Tab's 2001 Annual Meeting of Stockholders scheduled to be held on October 16, 2001, and at any and all adjournments, postponements, continuations or reschedulings thereof (the "Annual Meeting"). This Supplement amends and supplements, and should be read in conjunction with, the Proxy Statement of Mr. Jaroszewicz, dated August 29, 2001 (the "Proxy Statement"). Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Proxy Statement.

ADDITIONAL NOMINEE

     Tab recently announced that it has increased the size of the Tab Board from five to seven members and nominated seven persons to stand for election to the Tab Board at the Annual Meeting. Tab also announced that it has amended a provision of its Bylaws so that Mr. Jaroszewicz, should he choose to do so, may increase his number of Nominees from five to a maximum of seven. Mr. Jaroszewicz has nominated one additional person, Addison Lanier II, to stand for election to the Tab Board at the Annual Meeting. By voting on Mr. Jaroszewicz's BLUE proxy card, you will be voting for six Nominees and if all of Mr. Jaroszewicz's Nominees are elected to the Tab Board at the Annual Meeting, they will constitute six of the seven members of the Tab Board.

     The following is certain biographical and other information concerning Mr.
Lanier:

                                                        EMPLOYMENT HISTORY OR PRESENT
NAME, BUSINESS                                            PRINCIPAL OCCUPATION AND
ADDRESS AND AGE                                         FIVE-YEAR EMPLOYMENT HISTORY
---------------                                         -----------------------------
Addison Lanier II....................    Mr. Lanier engages in investing activities primarily for
  3000 Carew Tower                       his own and his family's account. He has been Chairman of
  441 Vine St.                           Scinet Development & Holdings Inc., a closely held
  Cincinnati, OH 45202                   investment company, since 2000, and was its President from
  Age: 47                                1990 through 2000. Mr. Lanier has also been a director of
                                         Hannibal Land Company, a closely held land development
                                         company, since 1989.

THE SPECIAL COMMITTEE

     As set forth in the Proxy Statement, the Nominees, if elected, will appoint a Special Committee of the Tab Board. Mr. Lanier, who is not affiliated with Hamilton Sorter, Workstream, HS Morgan or their affiliates, will be appointed to the Special Committee. As set forth in the Proxy Statement, the other Nominees who will be appointed to the Special Committee are Watkins C. Johnston and David
H. Pease, III, neither of whom is affiliated with Hamilton Sorter, Workstream, HS Morgan or their affiliates. The Special Committee will be directed by all of the Nominees, including Mr. Jaroszewicz, to actively solicit third party acquisition proposals for Tab, and the Special Committee will be authorized to consider and negotiate HS Morgan's Merger Proposal and any third party acquisition proposals that may be made. The Special Committee and the other Nominees, including Mr. Jaroszewicz, will not authorize or otherwise cause Tab to enter into an agreement with respect to an acquisition of Tab by HS Morgan or any of its affiliates unless such acquisition provides the best available value for Tab's stockholders.

VOTING

     If you voted or vote on the original BLUE proxy card furnished by Mr. Jaroszewicz which did not include Mr. Lanier as a Nominee, unless otherwise specified thereon your vote will constitute a vote for Mr. Jaroszewicz's entire slate of six Nominees, including Mr. Lanier. If you wish to vote for Mr. Jaroszewicz's Nominees but withhold your vote for Mr. Lanier, you must vote on the enclosed revised BLUE proxy card and so indicate thereon.

THE SHAREHOLDER PROPOSAL

     Tab has stated that a proposal relating to the sale of Tab, which was submitted by a stockholder unaffiliated with Mr. Jaroszewicz or his affiliates, has been withdrawn. Accordingly, the enclosed revised BLUE proxy card does not include such proposal. If you voted or vote on the original BLUE proxy card furnished by Mr. Jaroszewicz which includes such proposal, your votes on all other proposals, including the election of directors, will be valid.

ADDITIONAL PARTICIPANTS

     Allan M. Edwards, President of Morgan Schiff & Co., Inc., 350 Park Avenue, New York, New York 10022, has become a participant in Mr. Jaroszewicz's solicitation of proxies. Mr. Lanier, as a Nominee, also has become a participant in Mr. Jaroszewicz's solicitation of proxies.

     Neither Mr. Edwards nor Mr. Lanier, nor any of their respective affiliates or associates, (i) directly or indirectly beneficially owns any shares of Tab Common Stock or any securities of any subsidiary of Tab, or (ii) has had any relationship with Tab in any capacity. Neither Mr. Edwards nor Mr. Lanier, nor any of their respective affiliates or associates, is either a party to any transaction or series of transactions since January 1, 2000, or has knowledge of any currently proposed transaction or series of transactions, (i) to which Tab or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which either Mr. Edwards or Mr. Lanier, or any of their respective affiliates or associates, had, or will have, a direct or indirect material interest. Neither Mr. Edwards nor Mr. Lanier, nor any of their respective affiliates or associates, has entered into any agreement or understanding with any person respecting any future employment by Tab or its affiliates or any future transactions to which Tab or any of its affiliates will or may be a party. There are no contracts, arrangements or understandings by Mr. Edwards or Mr. Lanier, or any of their respective affiliates or associates, within the past year with any person with respect to Tab's securities.

MISCELLANEOUS

     On September 17, 2001, Mark J. Dessy, one of Mr. Jaroszewicz's Nominees, purchased 5,000 shares of Tab Common Stock in an open market purchase at a price of $4.10 per share.

                                          Thaddeus S. Jaroszewicz

September 25, 2001

     If you have any questions or need any assistance in voting your Shares, please contact Morrow & Co., Inc., the firm assisting Mr. Jaroszewicz in his solicitation of proxies:

                               MORROW & CO., INC.
                                445 Park Avenue
                            New York, New York 10022

                 Banks and Brokers Call Collect: (212) 754-8000
                   All Others Call Toll-Free: (800) 607-0088

                                TAB PRODUCTS CO.


          THIS PROXY IS SOLICITED ON BEHALF OF THADDEUS S. JAROSZEWICZ
         IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF
        TAB PRODUCTS CO. FOR THE 2001 ANNUAL MEETING OF TAB STOCKHOLDERS

      Thaddeus S. Jaroszewicz, John W. Boustead and J. Carr Gamble, III, or any of them, each with full power of substitution, are hereby authorized to vote the undersigned's shares of common stock, par value $0.01 per share, of Tab Products Co. ("Tab") at the 2001 Annual Meeting of Stockholders of Tab, scheduled to be held on Tuesday, October 16, 2001, at 10:00 a.m. local time, at AmeriSuites, 450 North Milwaukee Avenue, Vernon Hills, Illinois, and at any and all adjournments, postponements, continuations or reschedulings thereof (the "Annual Meeting"), upon the matters set forth in the Proxy Statement furnished by Thaddeus S. Jaroszewicz (the "Proxy Statement") and upon such other matters as may properly come before the Annual Meeting, voting as specified on this card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting.


      This proxy card differs from the BLUE proxy card previously furnished to you by Mr. Jaroszewicz in that this proxy card includes Addison Lanier II as a nominee of Mr. Jaroszewicz, and does not include the proposal relating to the sale of Tab, which was submitted by a stockholder unaffiliated with Mr. Jaroszewicz and which, according to Tab, has been withdrawn. If you voted or vote on the original BLUE proxy card which includes such proposal, your votes on all other proposals, including the election of directors, will be valid.


PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.


                           (continued on reverse side)

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 1, 2 AND 3.

      MR. JAROSZEWICZ RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 3 BELOW.



      1. The election of the following six persons as directors of Tab to hold office until their successors are duly elected and qualified:
            Thaddeus S. Jaroszewicz, John W. Boustead, Mark J. Dessy, Watkins C. Johnston, Addison Lanier II and David H. Pease, III.


            [ ]   FOR                         [ ]  WITHHOLD



INSTRUCTION: To withhold authority to vote for one or more individual nominees, mark "For" above and write the name of each such person with respect to whom you wish to withhold authority to vote in the following space:

      2.    To approve the Tab Products Co. 2001 Stock Option Plan.

            [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN

      3. To ratify the appointment of Deloitte & Touche LLP as independent accountants of Tab for the fiscal year ending May 31, 2002.

            [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN


      PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, POSTAGE-PREPAID, BUSINESS REPLY ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF SUCH ENVELOPE IS MAILED IN THE UNITED STATES.

      The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at the Annual Meeting.

SIGNATURE:__________________________________________  DATED __________, 2001


SIGNATURE (IF HELD JOINTLY):________________________  DATED __________, 2001

TITLE:______________________________________________________________________

Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officer(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

                                TAB PRODUCTS CO.

         THIS DIRECTION TO TRUSTEE, CHARLES SCHWAB TRUST COMPANY, FOR ANNUAL MEETING OF STOCKHOLDERS IS SOLICITED ON BEHALF OF THADDEUS S. JAROSZEWICZ IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF DIRECTORS OF TAB PRODUCTS CO. FOR THE 2001 ANNUAL MEETING OF TAB STOCKHOLDERS



        In order to be included in the tabulation, this Direction to Trustee must be received no later than 5:00 P.M. Eastern standard time on October 11, 2001.


             DIRECTION TO TRUSTEE FOR ANNUAL MEETING OF STOCKHOLDERS

      As a participant in the Tab Products Co. ("Tab") Tax Deferred Savings Plan ("401(k) Plan"), I hereby direct the trustee (the "Trustee") of the 401(k) Plan to vote the shares of Tab common stock, par value $0.01 per share (the "Shares"), allocated to my 401(k) Plan account at the Annual Meeting of Stockholders of Tab to be held on Tuesday, October 16, 2001, at 10:00 a.m. local time at AmeriSuites, 450 North Milwaukee Avenue, Vernon Hills, Illinois, and at any adjournment thereof, as hereinafter specified upon the Proposals listed below and as more particularly described in the Proxy Statement furnished by Thaddeus S. Jaroszewicz.

      I understand the Trustee shall vote 1) any Shares for which no directions were received in the same proportion as the Shares for which the Trustee has received voting instructions; 2) any Shares for which voting instruction card is returned unsigned in the same proportion as the Shares for which the Trustee has received voting instructions; 3) any proposal not voted in proportion to the Shares for which voting instructions, with respect to that Proposal, were provided to the Trustee.



     This Direction to Trustee differs from the one previously furnished to you by Mr. Jaroszewicz in that this Direction to Trustee includes Addison Lanier II as a nominee of Mr. Jaroszewicz, and does not include the proposal relating to the sale of Tab, which was submitted by a stockholder unaffiliated with Mr. Jaroszewicz and which, according to Tab, has been withdrawn. If you gave or give voting instructions on the original Direction to Trustee which includes such proposal, your voting instructions on all other proposals, including the election of directors, will be valid.

                  PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS
             DIRECTION TO TRUSTEE FOR ANNUAL MEETING OF STOCKHOLDERS
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.


                           (continued on reverse side)

      MR. JAROSZEWICZ RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1, 2 AND 3 BELOW.


      1. The election of the following six persons as directors of Tab to hold office until their successors are duly elected and qualified:


            Thaddeus S. Jaroszewicz, John W. Boustead, Mark J. Dessy, Watkins C. Johnston, Addison Lanier II and David H. Pease, III.


            [ ]  FOR                                  [ ]  WITHHOLD


INSTRUCTION:      To withhold authority to vote for one or more
                  individual nominees, mark "For" above and write the name of each such person with respect to whom you wish to withhold authority to vote in the following space:


      2.    To approve the Tab Products Co. 2001 Stock Option Plan.

            [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN


      3. To ratify the appointment of Deloitte & Touche LLP as independent accountants of Tab for the fiscal year ending May 31, 2002.

            [ ]  FOR       [ ]  AGAINST       [ ]  ABSTAIN


      Please sign, date and return this voting direction card promptly using the enclosed envelope.

Signature of Participant:_____________________________Dated: ____________, 2001